Student Loan Finance Corporation
Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture
Student Loan Asset-Backed Notes
Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
Report for the Month Ended July 31, 2003

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

      Series    Description                                       Cusip #         Due Date
     ----------------------------------------------------------------------------------------------
      1999-1A   Senior Auction Rate Notes ........................280907AP1 ......December 1, 2035
      1999-1B   Senior Auction Rate Notes ........................280907AQ9 ......December 1, 2035
      1999-1C   Subordinate Auction Rate Notes ...................280907AR7 ......December 1, 2035
      2000-1A   Senior Auction Rate Notes ........................280907AS5 ......December 1, 2035
      2000-1B   Senior Auction Rate Notes ........................280907AT3 ......December 1, 2035
      2000-1C   Subordinate Auction Rate Notes ...................280907AU0 ......December 1, 2035
      2001-1A   Senior Auction Rate Notes ........................280907AV8 ......December 1, 2035
      2001-1B   Senior Auction Rate Notes ........................280907AW6 ......December 1, 2035
      2001-1C   Subordinate Auction Rate Notes ...................280907AX4 ......December 1, 2035
      2002-1A   Senior Auction Rate Notes ........................280907AY2 ......December 1, 2035
      2002-1B   Senior Auction Rate Notes ........................280907AZ9 ......December 1, 2035
      2002-1C   Subordinate Auction Rate Notes ...................280907BA3 ......December 1, 2035
      2003-1A   Senior Auction Rate Notes ........................280907BB1 ......December 1, 2035
      2003-1B   Senior Auction Rate Notes ........................280907BC9 ......December 1, 2035
      2003-1C   Senior Auction Rate Notes ........................280907BD7 ......December 1, 2035
      2003-1D   Subordinate Auction Rate Notes ...................280907BE5 ......December 1, 2035

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     Series 1999-1:
       None
     Series 2000-1:
       None
     Series 2001-1:
       None
     Series 2002-1:
       None
     Series 2003-1:
       None

C.   Principal Outstanding - July, 2003

                          Principal             Principal               Principal              Principal
                       Outstanding,              Borrowed                Payments           Outstanding,
     Series          Start of Month          During Month            During Month           End of Month
     ----------------------------------------------------------------------------------------------------
     Series 1999-1:
      1999-1A        $78,000,000.00                 $0.00                   $0.00         $78,000,000.00
      1999-1B         39,000,000.00                  0.00                    0.00          39,000,000.00
      1999-1C          9,300,000.00                  0.00                    0.00           9,300,000.00
              -------------------------------------------------------------------------------------------
        Total        126,300,000.00                  0.00                    0.00         126,300,000.00
              -------------------------------------------------------------------------------------------
     Series 2000-1:
      2000-1A         54,100,000.00                  0.00                    0.00          54,100,000.00
      2000-1B         54,100,000.00                  0.00                    0.00          54,100,000.00
      2000-1C         22,000,000.00                  0.00                    0.00          22,000,000.00
              -------------------------------------------------------------------------------------------
        Total        130,200,000.00                  0.00                    0.00         130,200,000.00
              -------------------------------------------------------------------------------------------
     Series 2001-1:
      2001-1A         79,000,000.00                  0.00                    0.00          79,000,000.00
      2001-1B         79,000,000.00                  0.00                    0.00          79,000,000.00
      2001-1C         23,800,000.00                  0.00                    0.00          23,800,000.00
              -------------------------------------------------------------------------------------------
      Total          181,800,000.00                  0.00                    0.00         181,800,000.00
              -------------------------------------------------------------------------------------------
     Series 2002-1:
      2002-1A         82,700,000.00                  0.00                    0.00          82,700,000.00
      2002-1B         82,700,000.00                  0.00                    0.00          82,700,000.00
      2002-1C         24,500,000.00                  0.00                    0.00          24,500,000.00
              -------------------------------------------------------------------------------------------
      Total          189,900,000.00                  0.00                    0.00         189,900,000.00
              -------------------------------------------------------------------------------------------
     Series 2003-1:
      2003-1A         70,000,000.00                  0.00                    0.00          70,000,000.00
      2003-1B         70,000,000.00                  0.00                    0.00          70,000,000.00
      2003-1C         69,000,000.00                  0.00                    0.00          69,000,000.00
      2003-1D         30,500,000.00                  0.00                    0.00          30,500,000.00
              -------------------------------------------------------------------------------------------
      Total          239,500,000.00                  0.00                    0.00         239,500,000.00
              -------------------------------------------------------------------------------------------
     Totals         $867,700,000.00                 $0.00                   $0.00        $867,700,000.00
              ===========================================================================================

D.   Accrued Interest Outstanding - July, 2003

                   Accrued Interest              Interest                Interest       Accrued Interest               Interest
                       Outstanding,               Accrued                Payments           Outstanding,             Rate As Of
     Series          Start of Month          During Month            During Month           End of Month           End Of Month
     --------------------------------------------------------------------------------------------------------------------------
     Series 1999-1:
      1999-1A            $14,950.00            $76,851.67              $69,766.67             $22,035.00               1.13000%
      1999-1B              7,475.00             38,425.83               34,883.33              11,017.50               1.13000%
      1999-1C              1,891.00              9,909.67                8,824.67               2,976.00               1.28000%
              ------------------------------------------------------------------------------------------
      Total               24,316.00            125,187.17              113,474.67              36,028.50
              ------------------------------------------------------------------------------------------
     Series 2000-1:
      2000-1A             21,279.33             52,830.16               49,651.78              24,457.71               1.08500%
      2000-1B              8,408.05             52,141.87               47,085.03              13,464.89               1.12000%
      2000-1C              9,533.33             23,527.78               22,244.44              10,816.67               1.18000%
              ------------------------------------------------------------------------------------------
       Total              39,220.71            128,499.81              118,981.25              48,739.27
              ------------------------------------------------------------------------------------------
     Series 2001-1:
      2001-1A             74,172.22             77,595.57              149,310.01               2,457.78               1.12000%
      2001-1B             52,951.94             78,188.06               78,034.44              53,105.56               1.10000%
      2001-1C             24,408.22             24,917.28               48,499.11                 826.39               1.25000%
              ------------------------------------------------------------------------------------------
       Total             151,532.38            180,700.91              275,843.56              56,389.73
              ------------------------------------------------------------------------------------------
     Series 2002-1:
      2002-1A             10,567.22             81,895.98               73,970.56              18,492.64               1.15000%
      2002-1B             76,382.64             83,228.36               94,714.47              64,896.53               1.13000%
       2002-1C            24,159.73             26,215.00               29,958.06              20,416.67               1.20000%
              ------------------------------------------------------------------------------------------
       Total             111,109.59            191,339.34              198,643.09             103,805.84
              ------------------------------------------------------------------------------------------
     Series 2003-1:
      2003-1A             44,450.00             69,611.11               69,144.44              44,916.67               1.10000%
      2003-1B             25,666.67             69,338.88               65,333.33              29,672.22               1.09000%
      2003-1C              8,816.67             68,329.17               61,716.67              15,429.17               1.15000%
      2003-1D             30,076.39             32,635.00               37,294.72              25,416.67               1.20000%
              ------------------------------------------------------------------------------------------
       Total             109,009.73            239,914.16              233,489.16             115,434.73
              ------------------------------------------------------------------------------------------
      Totals            $435,188.41           $865,641.39             $940,431.73            $360,398.07
              ==========================================================================================

E. Net Loan Rates for Next Interest Period
   ---------------------------------------

               Interest Period
Series           Starting Date         Net Loan Rate
----------------------------------------------------
Series 1999-1:
 1999-1A             17-Sep-03                 6.01%
 1999-1B             17-Sep-03                 6.01%
 1999-1C             17-Sep-03                 5.69%
Series 2000-1:
 2000-1A             11-Sep-03                 6.04%
 2000-1B             18-Sep-03                 6.03%
 2000-1C             11-Sep-03                 5.74%
Series 2001-1:
 2001-1A             28-Aug-03                 6.23%
 2001-1B             04-Sep-03                 6.02%
 2001-1C             28-Aug-03                 6.11%
Series 2002-1:
 2002-1A             19-Sep-03                 6.29%
 2002-1B             29-Aug-03                 5.99%
 2002-1C             29-Aug-03                 6.06%
Series 2003-1:
 2003-1A             05-Sep-03                 6.31%
 2003-1B             12-Sep-03                 6.32%
 2003-1C             19-Sep-03                 6.29%
 2003-1D             29-Aug-03                 6.05%

F. Noteholders' Carry-Over Amounts - July, 2003
   --------------------------------------------

                    Carry-Over                                                            Carry-Over
                      Amounts,              Additions                Payments               Amounts,
Series          Start of Month           During Month            During Month           End of Month
----------------------------------------------------------------------------------------------------
Series 1999-1:
 1999-1A                 $0.00                  $0.00                   $0.00                  $0.00
 1999-1B                  0.00                   0.00                    0.00                   0.00
 1999-1C                  0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
 Total                    0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
Series 2000-1:
 2000-1A                  0.00                   0.00                    0.00                   0.00
 2000-1B                  0.00                   0.00                    0.00                   0.00
 2000-1C                  0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
 Total                    0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
Series 2001-1:
 2001-1A                  0.00                   0.00                    0.00                   0.00
 2001-1B                  0.00                   0.00                    0.00                   0.00
 2001-1C                  0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
 Total                    0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
Series 2002-1:
 2002-1A                  0.00                   0.00                    0.00                   0.00
 2002-1B                  0.00                   0.00                    0.00                   0.00
 2002-1C                  0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
 Total                    0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
Series 2003-1:
 2003-1A                  0.00                   0.00                    0.00                   0.00
 2003-1B                  0.00                   0.00                    0.00                   0.00
 2003-1C                  0.00                   0.00                    0.00                   0.00
 2003-1D                  0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
 Total                    0.00                   0.00                    0.00                   0.00
        --------------------------------------------------------------------------------------------
Totals                   $0.00                  $0.00                   $0.00                  $0.00
        ============================================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - July, 2003
     ----------------------------------------------------------------

                              Accrued              Interest                Interest                Accrued
                            Interest,               Accrued                Payments              Interest,
      Series           Start of Month          During Month            During Month           End of Month
     ------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                 $0.00                   $0.00                  $0.00
        1999-1B                  0.00                  0.00                    0.00                   0.00
        1999-1C                  0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
        Total                    0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                  0.00                    0.00                   0.00
        2000-1B                  0.00                  0.00                    0.00                   0.00
        2000-1C                  0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
        Total                    0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                  0.00                    0.00                   0.00
        2001-1B                  0.00                  0.00                    0.00                   0.00
        2001-1C                  0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
        Total                    0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                  0.00                    0.00                   0.00
        2002-1B                  0.00                  0.00                    0.00                   0.00
        2002-1C                  0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
        Total                    0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                  0.00                    0.00                   0.00
        2003-1B                  0.00                  0.00                    0.00                   0.00
        2003-1C                  0.00                  0.00                    0.00                   0.00
        2003-1D                  0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
        Total                    0.00                  0.00                    0.00                   0.00
               --------------------------------------------------------------------------------------------
      Totals                    $0.00                 $0.00                   $0.00                  $0.00
               ============================================================================================

II.  Fund Information
     ----------------

A.   Reserve Funds - July, 2003
     --------------------------

                                                                                                    Amount
                                                                                          -----------------
     Balance, Start of Month .............................................................  $13,015,500.00
     Additions During Month (From Issuance of Notes) .....................................            0.00
     Less Withdrawals During Month .......................................................            0.00
                                                                                          -----------------
     Balance, End of Month ...............................................................  $13,015,500.00
                                                                                          =================

B.   Capitalized Interest Accounts - July, 2003
     ------------------------------------------

                                                                                                    Amount
                                                                                          -----------------
     Balance, Start of Month .............................................................           $0.00
     Additions During Month (From Issuance of Notes) .....................................            0.00
     Less Withdrawals During Month .......................................................            0.00
                                                                                          -----------------
     Balance, End of Month ...............................................................           $0.00
                                                                                          =================

C.   Acquisition Accounts - July, 2003
     ---------------------------------

                                                                                                    Amount
                                                                                          -----------------
     Balance, Start of Month .............................................................  $15,740,094.28
     Additions During Month:
       Acquisition Funds from Note Issuance ..............................................            0.00
       Recycling from Surplus Funds ......................................................   14,000,000.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
       Principal Acquired ................................................................            0.00
       Accrued Income ....................................................................            0.00
       Premiums and Related Acquisition Costs ............................................            0.00
     Less Withdrawals for Eligible Loans:
       Total Principal Acquired ...................................  (20,153,949.22)
       Origination Fees Charged ...................................        2,899.29
       Premiums and Related Acquisition Costs .....................     (337,053.64)
                                                                   -----------------
       Net Costs of Loans Acquired .......................................................  (20,488,103.57)
                                                                                          -----------------
     Balance, End of Month ...............................................................   $9,251,990.71
                                                                                          =================

D.   Alternative Loan Guarantee Accounts - July, 2003
     ------------------------------------------------
                                                                             Amount
                                                                    ---------------
     Balance, Start of Month......................................    $4,239,647.77
     Additions During Month (Initial Purchase of Student Loans)...             0.00
     Guarantee Fees Received (Refunded) During Month..............       514,568.08
     Interest Received During Month...............................         3,667.32
     Other Additions During Month.................................        10,502.38
     Less Withdrawals During Month for Default Payments...........      (514,214.00)
                                                                    ---------------
     Balance, End of Month........................................    $4,254,171.55
                                                                    ===============
III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - July, 2003
     -----------------------------------------------
                                                                             Amount
                                                                    ----------------
     Balance, Start of Month .....................................  $799,467,462.83
     Initial Purchase of Eligible Loans ..........................             0.00
     Loans Purchased/Originated ..................................    20,152,199.22
     Capitalized Interest ........................................       504,693.77
     Less Principal Payments Received ............................   (24,071,435.11)
     Less Defaulted Alternative Loans Transferred ................      (495,984.12)
     Other Increases (Decreases) .................................       (39,428.46)
                                                                    ----------------
     Balance, End of Month .......................................  $795,517,508.13
                                                                    ================
B.   Composition of Student Loan Portfolio as of July 31, 2003
     ---------------------------------------------------------
                                                                             Amount
                                                                    ----------------
     Aggregate Outstanding Principal Balance .....................  $795,517,508.13
     Number of Borrowers .........................................          104,429
     Average Outstanding Principal Balance Per Borrower ..........           $7,618
     Number of Loans (Promissory Notes) ..........................          232,350
     Average Outstanding Principal Balance Per Loan ..............           $3,424
     Weighted Average Interest Rate ..............................             3.99%

C.   Distribution of Student Loan Portfolio by Loan Type as of July 31, 2003
     -----------------------------------------------------------------------

                                                       Outstanding
                                                         Principal
     Loan Type                                             Balance           Percent
     -------------------------------------------------------------------------------
     Stafford - Subsidized ......................  $243,862,836.84             30.7%
     Stafford - Unsubsidized ....................   184,156,319.70             23.1%
     Stafford - Nonsubsidized ...................        13,196.93              0.0%
     PLUS .......................................    46,577,177.57              5.9%
     SLS ........................................        74,272.27              0.0%
     Consolidation ..............................   118,558,759.44             14.9%
     Alternative ................................   202,274,945.38             25.4%
                                                   ---------------------------------
     Total ......................................  $795,517,508.13            100.0%
                                                   =================================

D. Distribution of Student Loan Portfolio by Interest Rate as of July 31, 2003
   ---------------------------------------------------------------------------
                                                        Outstanding
                                                          Principal
Interest Rate                                               Balance      Percent
--------------------------------------------------------------------------------
Less Than 3.00% ................................... $228,289,535.00        28.7%
3.00% to 3.49% .................................... $161,153,553.70        20.3%
3.50% to 3.99% .................................... $ 94,411,625.67        11.9%
4.00% to 4.49% .................................... $ 99,873,843.40        12.6%
4.50% to 4.99% .................................... $ 71,843,352.63         9.0%
5.00% to 5.49% .................................... $ 59,734,691.00         7.5%
5.50% to 5.99% .................................... $  5,775,065.17         0.7%
6.00% to 6.49% .................................... $ 24,942,629.47         3.1%
6.50% to 6.99% .................................... $ 14,152,164.30         1.8%
7.00% to 7.49% .................................... $ 10,413,222.93         1.3%
7.50% to 7.99% .................................... $  6,270,344.05         0.8%
8.00% to 8.49% .................................... $ 12,132,867.57         1.5%
8.50% or Greater .................................. $  6,524,613.24         0.8%
                                                    ----------------------------
Total ............................................. $795,517,508.13       100.0%
                                                    ============================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of July
   ----------------------------------------------------------------------------
   31, 2003
   --------
                                                        Outstanding
                                                          Principal
Borrower Payment Status                                     Balance      Percent
--------------------------------------------------------------------------------
School ............................................ $211,340,615.10        26.6%
Grace .............................................   49,195,616.73         6.2%
Repayment .........................................  414,275,684.89        52.1%
Deferment .........................................   94,587,058.86        11.9%
Forbearance .......................................   26,118,532.55         3.3%
                                                    ----------------------------
Total ............................................. $795,517,508.13       100.0%
                                                    ============================

F. Distribution of Student Loan Portfolio by Delinquency Status as of July 31,
   ---------------------------------------------------------------------------
   2003
   ----
                                                 Percent by Outstanding Balance
                                               ---------------------------------
                                  Outstanding       Excluding
                                    Principal    School/Grace       All Loans in
Delinquency Status                    Balance    Status Loans          Portfolio
--------------------------------------------------------------------------------
31 to 60 Days ................ $17,500,165.54            3.3%               2.2%
61 to 90 Days ................   9,925,101.50            1.9%               1.2%
91 to 120 Days ...............   6,829,558.00            1.3%               0.9%
121 to 180 Days ..............   9,644,756.66            1.8%               1.2%
181 to 270 Days ..............   9,802,294.20            1.8%               1.2%
Over 270 Days ................   1,953,390.11            0.4%               0.2%
Claims Filed, Not Yet Paid ...   1,531,396.63            0.3%               0.2%
                               -------------------------------------------------
Total ........................ $57,186,662.64           10.7%               7.2%
                               =================================================


G. Distribution of Student Loan Portfolio by Guarantee Status as of July 31,
   -------------------------------------------------------------------------
   2003
   ----
                                                        Outstanding
                                                          Principal
Guarantee Status                                            Balance      Percent
--------------------------------------------------------------------------------
FFELP Loan Guaranteed 100% ........................ $    980,428.71         0.1%
FFELP Loan Guaranteed 98% .........................  592,262,134.04        74.4%
Alternative Loans Non-Guaranteed ..................  202,274,945.38        25.4%
                                                    ----------------------------
Total ............................................. $795,517,508.13       100.0%
                                                    ============================

H.  Distribution of Student Loan Portfolio by Guarantee Agency as of July 31, 2003
    ------------------------------------------------------------------------------
                                                                    Outstanding
                                                                      Principal
    Guarantee Agency                                                    Balance         Percent
    -------------------------------------------------------------------------------------------
    Education Assistance Corporation........................... $416,909,135.05           52.4%
    Great Lakes Higher Education Corporation...................  135,166,967.77           17.0%
    California Student Aid Commission..........................   10,775,974.67            1.4%
    Student Loans of North Dakota..............................   10,337,108.82            1.3%
    Texas GSLC.................................................    3,367,542.21            0.4%
    Pennsylvania Higher Education Assistance Agency............    4,061,077.40            0.5%
    United Student Aid Funds, Inc..............................   10,058,459.59            1.3%
    Other Guarantee Agencies...................................    2,566,297.24            0.3%
    Alternative Loans Non-Guaranteed...........................  202,274,945.38           25.4%
                                                               --------------------------------
    Total                                                       $795,517,508.13          100.0%
                                                               ================================

I.  Fees and Expenses Accrued For / Through July, 2003
    --------------------------------------------------

                                                                     For The 7
                                                                  Months Ended
                                            July, 2003           July 31, 2003
                                         -------------------------------------
    Servicing Fees.......................  $696,077.82           $4,177,821.01
    Treas Mgmt / Lockbox Fees............    15,410.07               89,657.49
    Indenture Trustee Fees...............    18,273.57              106,777.09
    Broker / Dealer Fees.................   135,237.49              924,849.94
    Auction Agent Fees...................    11,207.82               74,477.23
    Other Permitted Expenses.............         0.00                    0.00
                                         -------------------------------------
    Total................................  $876,206.77           $5,373,582.76
                                         =====================================

J.  Ratio of Assets to Liabilities as of July 31, 2003
    --------------------------------------------------

                                                                          Amount
                                                               -----------------
    Total Indenture Assets                                      $882,458,638.40
    Total Indenture Liabilities                                  868,789,130.13
                                                               -----------------
    Ratio                                                                101.57%
                                                               =================

K.  Senior and Subordinate Percentages as of July 31, 2003
    ------------------------------------------------------

                                                                          Amount
                                                               -----------------
    Aggregate Values                                            $882,988,551.16
                                                               =================
    Senior Notes Outstanding Plus Accrued  Interest              757,899,945.60
                                                               =================
    All Notes Outstanding Plus Accrued Interest                  868,060,398.17
                                                               =================
    Dividend Prerequisites:
     Senior Percentage (Requirement = 112%)                              116.50%
                                                               =================
     Subordinate Percentage (Requirement = 102%)                         101.72%
                                                               =================
     Available for Dividend - Excess (Shortage)
      Over Dividend Prerequisites                                ($2,433,054.97)
                                                               =================